UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: July 31, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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              Colorado                                   0-29670                                84-1491159
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - Unregistered Sales of Equity Securities.

Promissory Note Conversion/Issuance of Common Shares

On July 21, 2009, the Company received notice that the holders of two promissory notes had elected to convert the principal of the Promissory Notes in an amount totaling $100,000. In connection with the conversion of the Promissory Notes, the Company issued 400,000 shares of the Company's common stock, without restrictions, pursuant to the provisions of Rule 144, allowing the conversion of debt into equity after the holding period.

Issuance of Common Shares

On June 30, 2009, the Company, in accordance with the Consulting Agreement entered into with JH Brech, LLC issued 20,000 shares of the Company's restricted common stock and a warrant exercisable for 20,000 shares of the Company's restricted common stock. The warrant has a term of 2 years, an exercise price of $1.90 and provides for a cashless exercise. The shares of common stock and the warrant were payment for services rendered during the month of June 2009.

On July 31, 2009, the Company, in accordance with the Consulting Agreement entered into with JH Brech, LLC issued a warrant exercisable for 20,000 shares of the Company's restricted common stock. The warrant has a term of 2 years, an exercise price of $2.15 and provides for a cashless exercise. The shares of common stock and the warrant were payment for services rendered during the month of July 2009.

On July 31, 2009, the Company, in accordance with the Consulting Agreement entered into with Cicerone Corporate Development, LLC (see Item 8.01 below), issued 20,000 shares of the Company's restricted common stock. The shares were issued for services to be rendered in August 2009.

                            SECTOION 8 - OTHER EVENTS

ITEM 8.01 - Other Events

Termination of Consulting Agreement

In June 2009, the Company received notice from JH Brech, LLC of their intent to terminate the Consulting Agreement entered into in January 2009.

Entry Into Consulting Agreement

On July 31, 2009, the Company entered into a Consulting Agreement with Cicerone Corporate Development, LLC (Cicerone) for Cicerone to provide guidance and advice regarding financing of all types and aid it in business planning matters.


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As payment for the  services,  the Company will issue 20,000 shares on the first of each calendar month and 20,000 cashless exercise warrants to purchase shares at the then closing price, per month exercisable for 2 years from issue as payment for consulting services for so long as this agreement is in force, to be issued monthly in arrears, as of end of each calendar month.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 -- Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                       Description
    -----------                       -----------
       10.1             Consulting Agreement, by and between
                        Sun River Energy, Inc. and Cicerone Corporate
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*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SUN RIVER ENERGY, INC.


                                        By:/s/Redgie Green
                                        ------------------------
                                              Redgie Green, President


  Date: August 5, 2009